Exhibit 99.1

                            SECTION 906 CERTIFICATION

I, Henk H. Evers, the President and Chief Operating Officer of Ridgewood Hotels, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Quarterly Report on Form 10-Q of the Company for the three and nine months ended December 31, 2002 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.ss.78m or 78o(d)); and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 18, 2003


         /s/ Henk H. Evers
         ---------------------------------
         HENK H. EVERS
         President and Chief Operating Officer


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